Fulton Financial
CORPORATION

[Date]
[Name]
[Address]
[Address]

Re:	Option Award under the Fulton Financial Corporation (the “Company”) Amended and Restated Equity and Cash Incentive Compensation Plan, as may be further amended (the “Plan”)

Dear _________:

Congratulations.  You are the recipient of an Option Award under the Plan.  The Award has the following terms and conditions.  Unless specifically mentioned below, the Award has the terms set forth in the Plan as of the Date of Grant.

Granted to:	______
Date of Grant:	______
No. of Shares Granted:	______
Option Exercise Price:	$____ per share
Type of Option:	[Incentive] [Non-Qualified]
Expiration Date:	______
Vesting Schedule:	______
Vest on death, Disability or Retirement?:	____ Yes ____ No
Extended exercise period following separation of service?:	____ Yes ____ No
Other Terms authorized under Plan:	___________________________

Upon exercise of all or a portion of this Award, you are authorized to tender back to the Company shares under the Award in payment of the exercise price and/or applicable taxes.

Very Truly Yours,

[Signatory]

By my signature below, I hereby acknowledge receipt of this Award, which was made to me on the Award Date shown above under, and subject to the terms and conditions of the Plan.  I further acknowledge having received a copy of the Plan and the prospectus describing the Plan.

Signature:  ________________________________                                                                                                Date:  ____________________
       [Name]

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.